Contingent consideration - non-current	6 Months Ended
Dec. 31, 2022
Text block [abstract]
Contingent consideration - non-current
Note 16. Contingent consideration - non-current

	Consolidated
	December	June 2022
	2022	Restated *
	$	$
Contingent consideration - Paxalisib	600,588	1,167,536
Contingent consideration - EVT801	7,517,729	7,041,409

	8,118,317	8,208,945

A portion of the discount applied to anticipated future payments has unwound, with the resultant increase in contingent consideration being recognised in profit and loss.

	Consolidated
	December	June 2022
	2022	Restated *
	$	$
Reconciliation of the balance at the beginning and end of the reporting period is set out below:
Contingent consideration at start of period (current and non-current)	8,967,785	11,094,441
Payment of EVT801 milestone	—	(2,364,732)
Interest	221,637	414,662
Foreign currency loss	282,130	(328,873)
Loss on revaluation of contingent consideration	85,226	152,287

	9,556,778	8,967,785

Contingent consideration - paxalisib
During the 2017 financial year, the consolidated entity acquired 100% of the issued shares in Glioblast Pty Ltd, a privately held, neuro-oncology-focused Australian biotechnology company. On the same day, Kazia entered into a worldwide licensing agreement with Genentech to develop and commercialise GDC-0084, now known as paxalisib.
The Glioblast acquisition contains four contingent milestone payments, the first two milestone payments are to be settled with Kazia shares, and the third and fourth milestone payments are to be settled with either cash or Kazia shares at the discretion of Kazia. Milestones 1 and 4 have now been paid out, and Milestone 3 has lapsed. Milestone 2 comprises shares to the value of $1,250,000.
The Genentech agreement comprises of one milestone payment payable on the first commercial licensed product sale, in the amount of $1,394,000.
Each milestone payment is probability weighted for valuation purposes. The milestone payments are discounted to present value, using a discount rate of 15% (previously 35%) per annum. The discount rate was considered at 30 June 2021 and it was determined that the risk of the asset, and therefore of the milestones being met, has been considerably decreased as a result of paxalisib entering the pivotal GBM Agile trial, which is progressing well, and the license transaction with Simcere Pharmaceutical Group, which provides an external validation of paxalisib. Accordingly, the discount rate applied to future expected cash flows has been revised downwards.
Kazia is also required to pay royalties to Genentech in relation to net sales. These payments are related to future financial performance, and are not considered as part of the consideration in relation to the Genentech agreement.
Contingent consideration - EVT801
The acquisition of EVT801 has been accounted for at cost, with milestones where the payment is considered probable being booked as a current or non-current liability at period end, according to the estimated payment date. The milestone payments that have a probability of 100% are discounted to present value, using a discount rate of 6% per annum. The discount rate was considered based on the incremental borrowing rate at the time of acquisition. Milestones where the payment is not considered probable at year end have not been accounted for as a liability. The total amount of milestone payments not booked at year end amounts to €300,500,000 ($472,558,578).